                                                                     EXHIBIT 4.2
                                                                  EXECUTION COPY

================================================================================

                              AMENDED AND RESTATED

                                 TRUST AGREEMENT

                                     between

                                AFS SENSUB CORP.

                                       and

                            WILMINGTON TRUST COMPANY
                                  Owner Trustee

                            Dated as of April 6, 2005

================================================================================

                                TABLE OF CONTENTS

ARTICLE I           DEFINITIONS...........................................................................1

    Section 1.1         Capitalized Terms.................................................................1
    Section 1.2         Other Definitional Provisions.....................................................3

ARTICLE II          ORGANIZATION..........................................................................4

    Section 2.1         Name..............................................................................4
    Section 2.2         Office............................................................................4
    Section 2.3         Purposes and Powers...............................................................4
    Section 2.4         Appointment of Owner Trustee......................................................5
    Section 2.5         Initial Capital Contribution of Trust Estate......................................5
    Section 2.6         Declaration of Trust..............................................................5
    Section 2.7         Title to Trust Property...........................................................5
    Section 2.8         Situs of Trust....................................................................6
    Section 2.9         Representations and Warranties of the Depositor...................................6
    Section 2.10        Covenants of the Certificateholder................................................7
    Section 2.11        Federal Income Tax Treatment of the Trust.........................................7

ARTICLE III         CERTIFICATE AND TRANSFER OF INTEREST..................................................8

    Section 3.1         Initial Ownership.................................................................8
    Section 3.2         The Certificate...................................................................8
    Section 3.3         Authentication of Certificate.....................................................8
    Section 3.4         Registration of Transfer and Exchange of Certificate..............................8
    Section 3.5         Mutilated, Destroyed, Lost or Stolen Certificates.................................9
    Section 3.6         Persons Deemed Certificateholders................................................10
    Section 3.7         Maintenance of Office or Agency..................................................10
    Section 3.8         Disposition in Whole But Not in Part.............................................10
    Section 3.9         ERISA Restrictions...............................................................10

ARTICLE IV          VOTING RIGHTS AND OTHER ACTIONS......................................................10

    Section 4.1         Prior Notice to Holder with Respect to Certain Matters...........................10
    Section 4.2         Action by Certificateholder with Respect to Certain Matters......................11
    Section 4.3         Restrictions on Certificateholder's Power........................................11
    Section 4.4         Action with Respect to Bankruptcy Action.........................................12
    Section 4.5         Covenants and Restrictions on Conduct of Business................................12

ARTICLE V           AUTHORITY AND DUTIES OF OWNER TRUSTEE................................................14

    Section 5.1         General Authority................................................................14
    Section 5.2         General Duties...................................................................15
    Section 5.3         Action upon Instruction..........................................................15

    Section 5.4         No Duties Except as Specified in this Agreement or in Instructions...............16
    Section 5.5         No Action Except under Specified Documents or Instructions.......................16
    Section 5.6         Restrictions.....................................................................16

ARTICLE VI          CONCERNING THE OWNER TRUSTEE.........................................................16

    Section 6.1         Acceptance of Trusts and Duties..................................................16
    Section 6.2         Furnishing of Documents..........................................................18
    Section 6.3         Representations and Warranties...................................................18
    Section 6.4         Reliance; Advice of Counsel......................................................18
    Section 6.5         Not Acting in Individual Capacity................................................19
    Section 6.6         Owner Trustee Not Liable for Certificate or Receivables..........................19
    Section 6.7         Owner Trustee May Own Notes......................................................19
    Section 6.8         Payments from Owner Trust Estate.................................................20
    Section 6.9         Doing Business in Other Jurisdictions............................................20

ARTICLE VII         COMPENSATION OF OWNER TRUSTEE........................................................20

    Section 7.1         Owner Trustee's Fees and Expenses................................................20
    Section 7.2         Indemnification..................................................................20
    Section 7.3         Payments to the Owner Trustee....................................................21
    Section 7.4         Non-recourse Obligations.........................................................21

ARTICLE VIII        TERMINATION OF TRUST AGREEMENT.......................................................21

    Section 8.1         Termination of Trust Agreement...................................................21

ARTICLE IX          SUCCESSOR OWNER TRUSTEES AND ADDITIONAL OWNER TRUSTEES...............................22

    Section 9.1         Eligibility Requirements for Owner Trustee.......................................22
    Section 9.2         Resignation or Removal of Owner Trustee..........................................23
    Section 9.3         Successor Owner Trustee..........................................................23
    Section 9.4         Merger or Consolidation of Owner Trustee.........................................24
    Section 9.5         Appointment of Co-Trustee or Separate Trustee....................................24

ARTICLE X           MISCELLANEOUS........................................................................25

    Section 10.1        Supplements and Amendments.......................................................25
    Section 10.2        No Legal Title to Owner Trust Estate in Certificateholder........................26
    Section 10.3        Limitations on Rights of Others..................................................26
    Section 10.4        Notices..........................................................................26
    Section 10.5        Severability.....................................................................27
    Section 10.6        Separate Counterparts............................................................27
    Section 10.7        Assignments......................................................................27
    Section 10.8        No Recourse......................................................................27

    Section 10.9        Headings.........................................................................27
    Section 10.10       GOVERNING LAW....................................................................27
    Section 10.11       Servicer.........................................................................27
    Section 10.12       Nonpetition Covenants............................................................28

                                    EXHIBITS

EXHIBIT A    FORM OF CERTIFICATE
EXHIBIT B    FORM OF CERTIFICATE OF TRUST

                This AMENDED AND RESTATED TRUST AGREEMENT dated as of April 6, 2005 between AFS SENSUB CORP., a Nevada corporation (the "Seller"), and WILMINGTON TRUST COMPANY, a Delaware banking corporation, as Owner Trustee, amends and restates in its entirety that certain Trust Agreement dated as of March 15, 2005 between the Seller and the Owner Trustee.

                                    ARTICLE I

                                   Definitions

                Section 1.1 Capitalized Terms. For all purposes of this Agreement, the following terms shall have the meanings set forth below

                "AmeriCredit" shall mean AmeriCredit Financial Services, Inc.

                "Agreement" shall mean this Trust Agreement, as the same may be amended and supplemented from time to time.

                "Bankruptcy Action" shall have the meaning assigned to such term in Section 4.4(a).

                "Basic Documents" shall mean this Agreement, the Certificate of Trust, the Sale and Servicing Agreement, the Indenture, the Custodian Agreement, the Lockbox Agreement, the Underwriting Agreement, the Note Purchase Agreement and the other documents and certificates delivered in connection therewith.

                "Benefit Plan" shall have the meaning assigned to such term in
Section 3.9.

                "Certificate" means a trust certificate evidencing the beneficial interest of a Certificateholder in the Trust, substantially in the form of Exhibit A attached hereto.

                "Certificateholder" or "Holder" shall mean the person in whose name a Certificate is registered on the Certificate Register, initially the Seller.

                "Certificate of Trust" shall mean the Certificate of Trust in the form of Exhibit B to be filed for the Trust pursuant to Section 3810(a) of the Statutory Trust Statute.

                "Certificate Register" and "Certificate Registrar" shall mean the register mentioned and the registrar appointed pursuant to Section 3.4.

                "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and Treasury Regulations promulgated thereunder.

                "Corporate Trust Office" shall mean, with respect to the Owner Trustee, the principal corporate trust office of the Owner Trustee located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
Attention: Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Depositor, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor owner trustee will notify the Depositor).

                "Depositor" shall mean the Seller in its capacity as Depositor hereunder.

                "Distribution Date" shall have the meaning set forth in the Sale and Servicing Agreement.

                "ERISA" shall have the meaning assigned to such term in Section 3.9.

                "Expenses" shall have the meaning assigned to such term in
Section 7.2.

                "Indemnified Parties" shall have the meaning assigned to such term in Section 7.2.

                "Indenture" shall mean the Indenture dated as of April 6, 2005, among the Issuer and JPMorgan Chase Bank, National Association, as Trust Collateral Agent and Trustee, as the same may be amended and supplemented from time to time.

                "Owner Trust Estate" shall mean all right, title and interest of the Trust in and to the property and rights assigned to the Trust pursuant to
Article II of the Sale and Servicing Agreement, all funds on deposit from time to time in the Trust Accounts and all other property of the Trust from time to time, including any rights of the Owner Trustee and the Trust pursuant to the Sale and Servicing Agreement.

                "Owner Trustee" shall mean Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under this Agreement, and any successor Owner Trustee hereunder.

                "Record Date" shall mean with respect to any Distribution Date, the close of business on the last Business Day immediately preceding such Distribution Date.

                "Responsible Officer" shall mean, with respect to the Owner Trustee, any officer within the Corporate Trust Administration office of the Owner Trustee with direct responsibility for the administration of the Trust and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

                "Sale and Servicing Agreement" shall mean the Sale and Servicing Agreement, dated as of April 6, 2005 among the Trust, the Seller, AmeriCredit Financial Services, Inc., the Trust Collateral Agent and Systems & Services Technologies, Inc., the Backup Servicer, as the same may be amended and supplemented from time to time.

                "Secretary of State" shall mean the Secretary of State of the State of Delaware.

                "Statutory Trust Statute" shall mean Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq. as the same may be amended from time to time.

                "Treasury Regulations" shall mean regulations, including proposed or temporary regulations, promulgated under the Code. References herein to specific provisions of proposed or temporary regulations shall include analogous provisions of final Treasury Regulations or other successor Treasury Regulations.

                "Trust" shall mean the trust established by this Agreement.

                "Trust Collateral Agent" shall mean, initially, JPMorgan Chase Bank, National Association, in its capacity as collateral agent, including its successors in interest, until and unless a successor Person shall have become the Trust Collateral Agent pursuant to the Sale and Servicing Agreement, and thereafter "Trust Collateral Agent" shall mean such successor Person.

                Section 1.2     Other Definitional Provisions.

                (a) Capitalized terms used herein and not otherwise defined have the meanings assigned to them in the Sale and Servicing Agreement or, if not defined therein, in the Indenture.

                (b) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

                (c) As used in this Agreement and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Agreement or in any such certificate or other document, and accounting terms partly defined in this Agreement or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles as in effect on the date of this Agreement or any such certificate or other document, as applicable. To the extent that the definitions of accounting terms in this Agreement or in any such certificate or other document are inconsistent with the meanings of such terms under generally accepted accounting principles, the definitions contained in this Agreement or in any such certificate or other document shall control.

                (d) The words "hereof," "herein," "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section and Exhibit references contained in this Agreement are references to Sections and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation."

                (e) The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                                   ARTICLE II

                                  Organization

                Section 2.1 Name. There is hereby formed a trust to be known as "AmeriCredit Automobile Receivables Trust 2005-1," in which name the Owner Trustee may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

                Section 2.2 Office. The office of the Trust shall be in care of the Owner Trustee at the Corporate Trust Office or at such other address as the Owner Trustee may designate by written notice to the Certificateholder.

                Section 2.3     Purposes and Powers.

                (a) The purpose of the Trust is, and the Trust shall have the power and authority, to engage in the following activities:

                        (i) to issue the Notes pursuant to the Indenture and the Certificate pursuant to this Agreement, and to sell the Notes;

                        (ii) with the proceeds of the sale of the Notes, to fund the Reserve Account and to pay the organizational, start-up and transactional expenses of the Trust and to pay the balance to the Depositor pursuant to the Sale and Servicing Agreement;

                        (iii) to acquire from time to time the Owner Trust Estate, to assign, grant, transfer, pledge, mortgage and convey the Owner Trust Estate to the Trust Collateral Agent pursuant to the Indenture for the benefit of the Indenture Trustee on behalf of the Noteholders; and to hold, manage and distribute to the Certificateholder pursuant to the terms of the Sale and Servicing Agreement any portion of the Owner Trust Estate released from the Lien of, and remitted to the Trust pursuant to, the Indenture;

                        (iv) to enter into and perform its obligations under the Basic Documents to which it is a party;

                        (v) to engage in those activities, including entering into agreements, that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith (including the sale, from time to time, of Receivables at the direction of the Servicer pursuant to Section 4.3(c) of the Sale and Servicing Agreement) and the filing of state business licenses (and any renewal thereof) as prepared and instructed by the Certificateholder or Servicer, including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation; and

                        (vi) subject to compliance with the Basic Documents, to engage in such other activities as may be required in connection with conservation of the Owner Trust Estate and the making of distributions to the Certificateholder and the Noteholders.

                The Trust is hereby authorized to engage in the foregoing activities. The Trust shall not engage in any activity other than in connection with the foregoing or other than as required or authorized by the terms of this Agreement or the Basic Documents.

                Section 2.4 Appointment of Owner Trustee. The Depositor hereby appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein. The Owner Trustee hereby accepts such appointment.

                Section 2.5 Initial Capital Contribution of Trust Estate. The Owner Trustee hereby acknowledges receipt in trust from the Depositor of the sum of $1,000 which contribution shall constitute the initial Owner Trust Estate. The Depositor acknowledges that such contribution has been transferred to, and is being held by, JPMorgan Chase Bank, National Association, as agent for the Trust in an account established by JPMorgan Chase Bank, National Association, on behalf of the Trust, which contribution shall constitute the initial Trust Estate. The Depositor shall pay organizational expenses of the Trust as they may arise.

                Section 2.6 Declaration of Trust. The Owner Trustee hereby declares that it will hold the Owner Trust Estate in trust upon and subject to the conditions set forth herein for the use and benefit of the Holder, subject to the obligations of the Trust under the Basic Documents. It is the intention of the parties hereto that the Trust constitute a statutory trust under the Statutory Trust Statute and that this Agreement constitute the governing instrument of such statutory trust. Effective as of the date hereof, the Owner Trustee shall have all rights, powers and duties set forth herein and to the extent not inconsistent herewith, in the Statutory Trust Statute with respect to accomplishing the purposes of the Trust. The Owner Trustee shall file the Certificate of Trust with the Secretary of State.

                The Holder shall not have any personal liability for any liability or obligation of the Trust.

                Section 2.7     Title to Trust Property.

                (a) Legal title to all the Owner Trust Estate shall be vested at all times in the Trust as a separate legal entity except where applicable law in any jurisdiction requires title to any part of the Owner Trust Estate to be vested in a trustee or trustees, in which case title shall be deemed to be vested in the Owner Trustee, a co-trustee and/or a separate trustee, as the case may be.

                (b) The Holder shall not have legal title to any part of the Trust Property. The Holder shall be entitled to receive distributions with respect to its undivided ownership interest therein only in accordance with
Article VIII. No transfer, by operation of law or otherwise, of any right, title or interest by the Certificateholder of its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trusts hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Trust Property.

                Section 2.8 Situs of Trust. The Trust will be located and administered in the State of Delaware. All bank accounts maintained by the Owner Trustee on behalf of the Trust shall be located in the State of Delaware or the State of New York. Payments will be received by the Trust only in Delaware or New York and payments will be made by the Trust only from Delaware or New York. The Trust shall not have any employees in any state other than Delaware; provided, however, that nothing herein shall restrict or prohibit the Owner Trustee, the Servicer or any agent of the Trust from having employees within or without the State of Delaware. The only office of the Trust will be at the Corporate Trust Office located in Delaware.

                Section 2.9 Representations and Warranties of the Depositor. The Depositor makes the following representations and warranties on which the Owner Trustee relies in accepting the Owner Trust Estate in trust and issuing the Certificate.

                (a) Organization and Good Standing. The Depositor is duly organized and validly existing as a Nevada corporation with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted and is proposed to be conducted pursuant to this Agreement and the Basic Documents.

                (b) Due Qualification. The Depositor is duly qualified to do business as a foreign corporation in good standing, and has obtained all necessary licenses and approvals, in all jurisdictions in which the ownership or lease of its property, the conduct of its business and the performance of its obligations under this Agreement and the Basic Documents requires such qualification.

                (c) Power and Authority. The Depositor has the corporate power and authority to execute and deliver this Agreement and to carry out its terms; the Depositor has full power and authority to sell and assign the property to be sold and assigned to and deposited with the Trust and the Depositor has duly authorized such sale and assignment and deposit to the Trust by all necessary corporate action; and the execution, delivery and performance of this Agreement has been duly authorized by the Depositor by all necessary corporate action.

                (d) No Consent Required. No consent, license, approval or authorization or registration or declaration with, any Person or with any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement and the Basic Documents, except for such as have been obtained, effected or made.

                (e) No Violation. The consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the certificate of incorporation or by-laws of the Depositor, or any material indenture, agreement or other instrument to which the Depositor is a party or by which it is bound; nor result in the creation or imposition of any Lien upon any of its properties pursuant to the terms of any such indenture, agreement or other instrument (other than pursuant to the Basic Documents); nor violate any law or, to the best of the Depositor's knowledge, any order, rule or regulation applicable to the Depositor of any court or of any federal or state regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Depositor or its properties.

                (f) No Proceedings. There are no proceedings or investigations pending or, to its knowledge threatened against it before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality having jurisdiction over it or its properties (A) asserting the invalidity of this Agreement or any of the Basic Documents, (B) seeking to prevent the issuance of the Certificate or the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the Basic Documents, (C) seeking any determination or ruling that might materially and adversely affect its performance of its obligations under, or the validity or enforceability of, this Agreement or any of the Basic Documents, or (D) seeking to adversely affect the federal income tax or other federal, state or local tax attributes of the Certificate.

                Section 2.10 Covenants of the Certificateholder. The Certificateholder agrees:

                (a) to be bound by the terms and conditions of the Certificate of which the Holder is the beneficial owner and of this Agreement, including any supplements or amendments hereto and to perform the obligations of a Holder as set forth therein or herein, in all respects as if it were a signatory hereto. This undertaking is made for the benefit of the Trust and the Owner Trustee; and

                (b) until the completion of the events specified in Section 8.1(d), not to, for any reason, institute proceedings for the Trust to be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Trust, or file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, or cause or permit the Trust to make any assignment for the benefit of its creditors, or admit in writing its inability to pay its debts generally as they become due, or declare or effect a moratorium on its debt or take any action in furtherance of any such action.

                Section 2.11    Federal Income Tax Treatment of the Trust.

                (a) For so long as the Trust has a single owner for federal income tax purposes, it will, pursuant to Treasury Regulations promulgated under section 7701 of the Code, be disregarded as an entity distinct from the Certificateholder for all federal income tax purposes. Accordingly, for federal income tax purposes, the Certificateholder will be treated as (i) owning all assets owned by the Trust, (ii) having incurred all liabilities incurred by the Trust, and (iii) all transactions between the Trust and the Certificateholder will be disregarded.

                (b) Neither the Owner Trustee nor any Certificateholder will, under any circumstances, and at any time, make an election on IRS Form 8832 or otherwise, to classify the Trust as an association taxable as a corporation for federal, state or any other applicable tax purpose.

                (c) In the event that the Trust has two or more equity owners for federal income tax purposes, the Trust will be treated as a partnership. At any such time that the Trust has two or more equity owners, this Agreement will be amended, in accordance with Section 10.1 herein, and appropriate provisions will be added so as to provide for treatment of the Trust as a partnership.

                                   ARTICLE III

                      Certificate and Transfer of Interest

                Section 3.1 Initial Ownership. Upon the formation of the Trust by the contribution by the Depositor pursuant to Section 2.5 and until the issuance of the Certificate to the initial Certificateholder, the Depositor shall be the sole beneficiary of the Trust.

                Section 3.2 The Certificate. The Certificate shall be executed on behalf of the Trust by manual or facsimile signature of an authorized officer of the Owner Trustee. A Certificate bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefit of this Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the authentication and delivery of such Certificate or did not hold such offices at the date of authentication and delivery of such Certificate. A transferee of a Certificate shall become a Certificateholder, and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due registration of such Certificate in such transferee's name pursuant to Section 3.4.

                Section 3.3 Authentication of Certificate. Concurrently with the sale of the Receivables to the Trust pursuant to the Sale and Servicing Agreement, the Owner Trustee shall cause the Certificate to be executed on behalf of the Trust, authenticated and delivered to or upon the written order of the Depositor, signed by its chairman of the board, its president or any vice president, its treasurer or any assistant treasurer without further corporate action by the Depositor, in authorized denominations. No Certificate shall entitle its holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate a certificate of authentication substantially in the form set forth in Exhibit A, executed by the Owner Trustee or Wilmington Trust Company as the Owner Trustee's authentication agent, by manual signature; such authentication shall constitute conclusive evidence that such Certificate shall have been duly authenticated and delivered hereunder. The Certificate shall be dated the date of its authentication.

                Section 3.4 Registration of Transfer and Exchange of Certificate. The Certificate Registrar shall keep or cause to be kept, at the office or agency maintained pursuant to Section 3.7, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Owner Trustee shall provide for the registration of the Certificate and of transfers and exchanges of the Certificate as herein provided. Wilmington Trust Company shall be the initial Certificate Registrar.

                The Certificate Registrar shall provide the Trust Collateral Agent with the name and address of the Certificateholder on the Closing Date. Upon any transfers of the Certificate, the Certificate Registrar shall notify the Trust Collateral Agent of the name and address of the transferee in writing, by facsimile, on the day of such transfer.

                Upon surrender for registration of transfer of the Certificate at the office or agency maintained pursuant to Section 3.7, the Owner Trustee shall execute, authenticate and deliver (or shall cause Wilmington Trust Company as its authenticating agent to authenticate and deliver), in the name of the designated transferee, a new Certificate dated the date of authentication by the Owner Trustee or any authenticating agent.

                A Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the Certificateholder or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in the Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act. Each Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by the Owner Trustee in accordance with its customary practice.

                No service charge shall be made for any registration of transfer or exchange of the Certificate, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of the Certificate.

                Notwithstanding the foregoing, no sale or transfer of a Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar or be effective hereunder, if the sale or transfer thereof increases to more than 99 the number of Certificateholders. For purposes of determining the total number of Certificateholders, a beneficial owner of an interest in a partnership, grantor trust, S corporation or other flow-through entity that owns, directly or through other flow-through entities, a Certificate is treated as a holder of a Certificate if (i) substantially all of the value of the beneficial owner's interest (directly or indirectly) in the flow-through entity is attributed to the flow-through entity's interest in the Certificate and (ii) a principal purpose of the use of the flow-through entity to hold the Certificate is to satisfy the 99 holder limitation set out above.

                Section 3.5 Mutilated, Destroyed, Lost or Stolen Certificates. If (a) any mutilated Certificate shall be surrendered to the Certificate Registrar, or if the Certificate Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there shall be delivered to the Certificate Registrar and the Owner Trustee such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Certificate shall have been acquired by a bona fide purchaser, the Owner Trustee on behalf of the Trust shall execute and the Owner Trustee, or Wilmington Trust Company, as the Owner Trustee's authenticating agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like class, tenor and denomination. In connection with the issuance of any new Certificate under this Section, the Owner Trustee or the Certificate Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                Section 3.6 Persons Deemed Certificateholders. Every Person by virtue of becoming a Certificateholder in accordance with this Agreement shall be deemed to be bound by the terms of this Agreement. Prior to due presentation of the Certificate for registration of transfer, the Owner Trustee and the Certificate Registrar and any agent of the Owner Trustee and the Certificate Registrar, may treat the person in whose name any Certificate shall be registered in the Certificate Register as the owner of such Certificate for the purpose of receiving distributions pursuant to the Sale and Servicing Agreement and for all other purposes whatsoever, and none of the Owner Trustee or the Certificate Registrar nor any agent of the Owner Trustee or the Certificate Registrar shall be bound by any notice to the contrary.

                Section 3.7 Maintenance of Office or Agency. The Owner Trustee shall maintain an office or offices or agency or agencies where the Certificate may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Owner Trustee in respect of the Certificate and the Basic Documents may be served. The Owner Trustee initially designates the Corporate Trust Office for such purposes. The Owner Trustee shall give prompt written notice to the Depositor and the Certificateholder of any change in the location of the Certificate Register or any such office or agency.

                Section 3.8 Disposition in Whole But Not in Part. The Certificate may be transferred in whole but not in part. Any attempted transfer of the Certificate that would divide the ownership of the Owner Trust Estate shall be void. The Owner Trustee shall cause any Certificate issued to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE, EXCEPT UNDER THE LIMITED CONDITIONS SPECIFIED IN THE TRUST AGREEMENT."

                Section 3.9 ERISA Restrictions. The Certificate may not be acquired by or for the account of (i) an employee benefit plan (as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to the provisions of Title I of ERISA, (ii) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to Section 4975 of the Code, or (iii) any entity whose underlying assets include assets of a plan described in (i) or (ii) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding its beneficial ownership interest in its Certificate, the Holder thereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                                   ARTICLE IV

                         Voting Rights and Other Actions

                Section 4.1 Prior Notice to Holder with Respect to Certain Matters. With respect to the following matters, the Owner Trustee shall not take action unless at least 30 days before the taking of such action, the Owner Trustee shall have notified the Certificateholder in writing of the proposed action and the Certificateholder shall not have notified the Owner Trustee in writing prior to the 30th day after such notice is given that the Certificateholder has withheld consent or provided alternative direction:

                (a) the election by the Trust to file an amendment to the Certificate of Trust (unless such amendment is required to be filed under the Statutory Trust Statute or unless such amendment would not materially and adversely affect the interests of the Holder);

                (b) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is required;

                (c) the amendment of the Indenture by a supplemental indenture in circumstances where the consent of any Noteholder is not required and such amendment materially adversely affects the interest of the Certificateholder; or

                (d) the amendment, change or modification of the Sale and Servicing Agreement, except to cure any ambiguity or defect or to amend or supplement any provision in a manner that would not materially adversely affect the interests of the Certificateholder.

                The Owner Trustee shall notify the Certificateholder in writing of any appointment of a successor Note Registrar or Trust Collateral Agent within five Business Days after receipt of notice thereof.

                Section 4.2 Action by Certificateholder with Respect to Certain Matters. The Owner Trustee shall not have the power, except upon the direction of the Certificateholder in accordance with the Basic Documents, to
(a) remove the Servicer under the Sale and Servicing Agreement pursuant to
Section 9.2 thereof or (b) except as expressly provided in the Basic Documents, sell the Receivables after the termination of the Indenture. The Owner Trustee shall take the actions referred to in the preceding sentence only upon written instructions signed by the Certificateholder and the furnishing of indemnification satisfactory to the Owner Trustee by the Certificateholder.

                Section 4.3     Restrictions on Certificateholder's Power.

                (a) The Certificateholder shall not direct the Owner Trustee to take or refrain from taking any action if such action or inaction would be contrary to any obligation of the Trust or the Owner Trustee under this Agreement or any of the Basic Documents or would be contrary to Section 2.3 nor shall the Owner Trustee be obligated to follow any such direction, if given.

                (b) The Certificateholder shall not have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action, or proceeding in equity or at law upon or under or with respect to this Agreement or any Basic Document, unless the Certificateholder previously shall have given to the Owner Trustee a written notice of default and of the continuance thereof, as provided in this Agreement, and also unless the Certificateholder shall have made written request upon the Owner Trustee to institute such action, suit or proceeding in its own name as Owner Trustee under this Agreement and shall have offered to the Owner Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Owner Trustee, for 30 days after its receipt of such notice, request, and offer of indemnity, shall have neglected or refused to institute any such action, suit, or proceeding, and during such 30-day period no request or waiver inconsistent with such written request has been given to the Owner Trustee pursuant to and in compliance with this Section or Section 5.3. For the protection and enforcement of the provisions of this Section, the Certificateholder and the Owner Trustee shall be entitled to such relief as can be given either at law or in equity.

                Section 4.4     Action with Respect to Bankruptcy Action.

                (a) The Trust shall not, without the prior written consent of the Owner Trustee, (a) institute any proceedings to adjudicate the Trust a bankrupt or insolvent, (b) consent to the institution of bankruptcy or insolvency proceedings against the Trust, (c) file a petition seeking or consenting to reorganization or relief under any applicable federal or state law relating to bankruptcy with respect to the Trust, (d) consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Trust or a substantial part of its property, (e) make any assignment for the benefit of the Trust's creditors; (f) cause the Trust to admit in writing its inability to pay its debts generally as they become due; or
(g) take any action in furtherance of any of the foregoing (any of the above foregoing actions, a "Bankruptcy Action"). In considering whether to give or withhold written consent to a Bankruptcy Action by the Trust, the Owner Trustee, with the consent of the Certificateholders (hereby given, which consent the Certificateholders believe to be in the best interests of the Certificateholders and the Trust), shall consider the interest of the Noteholders in addition to the interests of the Trust and whether the Trust is insolvent; provided, however, that the Owner Trustee shall not be deemed to owe any fiduciary duty to the Noteholders. The Owner Trustee shall have no duty to give such written consent to a Bankruptcy Action by the Trust if the Owner Trustee shall not have been furnished (at the expense of the Trust) or the Person that requested that such letter be furnished to the Owner Trustee) a letter from an independent accounting firm of national reputation stating that in the opinion of such firm the Trust is then insolvent. The Owner Trustee (as such and in its individual capacity) shall not be personally liable to any Person on account of the Owner Trustee's good faith reliance on the provisions of this Section or in connection with the Owner Trustee's giving prior written consent to a Bankruptcy Action by the Trust in accordance herewith, or withholding such consent, in good faith, and neither the Trust nor any Certificateholder shall have any claim for breach of fiduciary duty or otherwise against the Owner Trustee (as such and in its individual capacity) for giving or withholding its consent to any such Bankruptcy Action.

                (b) The parties hereto stipulate and agree that no Certificateholder has power to commence any Bankruptcy Action on the part of the Trust or to direct the Owner Trustee to take any Bankruptcy Action on the part of the Trust except as provided in Section 4.5(a). To the extent permitted by applicable law, the consent of the Trust Collateral Agent shall be obtained prior to taking any Bankruptcy Action by the Trust.

                (c) The provisions of this Section do not constitute an acknowledgement or admission by the Trust, the Owner Trustee, any Certificateholder or any creditor of the Trust that the Trust is eligible to be a debtor, under the United States Bankruptcy Code, I1 U.S.C. Sections 101 et seq., as amended.

                Section 4.5     Covenants and Restrictions on Conduct of
Business.

                (a)     The Trust shall abide by the following restrictions:

                        (i) other than as contemplated by the Basic Documents and related documentation, the Trust shall not incur any indebtedness;

                        (ii) other than as contemplated by the Basic Documents and related documentation, the Trust shall not engage in any dissolution, liquidation, consolidation, merger or sale of assets;

                        (iii) the Trust shall not engage in any business activity in which it is not currently engaged other than as contemplated by the Basic Documents and related documentation; and

                        (iv) the Trust shall not form, or cause to be formed, any subsidiaries and shall not own or acquire any asset other than as contemplated by the Basic Documents and related documentation.

                (b)     The Trust shall:

                        (i) maintain books and records separate from any other person or entity;

                        (ii) maintain its office and bank accounts separate from any other person or entity;

                        (iii) not commingle its assets with those of any other person or entity;

                        (iv) conduct its own business in its own name and use stationery or other business forms under its own name and not that of any Certificateholder or any Affiliate;

                        (v) other than as contemplated by the Basic Documents and related documentation, pay its own liabilities and expenses only out of its own funds;

                        (vi) observe all formalities required under the Statutory Trust Statute;

                        (vii) not guarantee or become obligated for the debts of any other person or entity;

                        (viii) not hold out its credit as being available to satisfy the obligation of any other person or entity;

                        (ix) not acquire the obligations or securities of its Certificateholders or its Affiliates;

                        (x) other than as contemplated by the Basic Documents and related documentation, not make loans to any other person or entity or buy or hold evidence of indebtedness issued by any other person or entity;

                        (xi) other than as contemplated by the Basic Documents and related documentation, not pledge its assets for the benefit of any other person or entity;

                        (xii) hold itself out as a separate entity from each Certificateholder and not conduct any business in the name of any Certificateholder;

                        (xiii) correct any known misunderstanding regarding its separate identity;

                        (xiv) not identify itself as a division of any other person or entity; and

                        (xv) except as required or specifically provided in the Trust Agreement, the Trust will conduct business with the Certificateholders or any Affiliate thereof on an arm's length basis.

                (c) So long as the Notes or any other amounts owed under the Indenture remain outstanding, the Trust shall not amend this Section 4.5 unless the Rating Agency Condition has been satisfied.

                                    ARTICLE V

                      Authority and Duties of Owner Trustee

                Section 5.1     General Authority.

                (a) The Owner Trustee is authorized and directed to execute and deliver the Basic Documents to which the Trust is named as a party and each certificate or other document attached as an exhibit to or contemplated by the Basic Documents to which the Trust is named as a party and any amendment thereto and on behalf of the Trust, each state business license (and any renewal thereof) prepared by the Certificateholder or Servicer, including a Sales Finance Company Application (and any renewal thereof) with the Pennsylvania Department of Banking, Licensing Division, and a Financial Regulation Application (and any renewal thereof) with the Maryland Department of Labor, Licensing and Regulation, in each case, in such form as the Depositor shall approve as evidenced conclusively by the Owner Trustee's execution thereof, and on behalf of the Trust, to direct the Indenture Trustee to authenticate and deliver Class A-1 Notes in the aggregate principal amount of $138,000,000, Class A-2 Notes in the aggregate principal amount of $256,000,000, Class A-3 Notes in the aggregate principal amount of $107,330,000, Class B Notes in the aggregate principal amount of $63,660,000, Class C Notes in the aggregate principal amount of $79,570,000, Class D Notes in the aggregate principal amount of $53,710,000 and Class E Notes in the aggregate principal amount of $51,730,000. In addition to the foregoing, the Owner Trustee is authorized, but shall not be obligated, to take all actions required of the Trust pursuant to the Basic Documents. The Owner Trustee is further authorized from time to time to take such action as the Certificateholder recommends with respect to the Basic Documents so long as such activities are consistent with the terms of the Basic Documents.

                (b) The Owner Trustee shall sign on behalf of the Trust any applicable tax returns of the Trust, unless applicable law requires a Certificateholder to sign such documents.

                Section 5.2 General Duties. It shall be the duty of the Owner Trustee to discharge (or cause to be discharged) all of its responsibilities pursuant to the terms of this Agreement and the Sale and Servicing Agreement and to administer the Trust in the interest of the Holder, subject to the Basic Documents and in accordance with the provisions of this Agreement. Notwithstanding the foregoing, the Owner Trustee shall be deemed to have discharged its duties and responsibilities hereunder and under the Basic Documents to the extent the Servicer has agreed in the Sale and Servicing Agreement to perform any act or to discharge any duty of the Trust or the Owner Trustee hereunder or under any Basic Document, and the Owner Trustee shall not be liable for the default or failure of the Servicer to carry out its obligations under the Sale and Servicing Agreement.

                Section 5.3     Action upon Instruction.

                (a) Subject to Article IV, the Certificateholder shall have the exclusive right to direct the actions of the Owner Trustee in the management of the Trust, so long as such instructions are not inconsistent with the express terms set forth herein or in any Basic Document. The Certificateholder shall not instruct the Owner Trustee in a manner inconsistent with this Agreement or the Basic Documents.

                (b) The Owner Trustee shall not be required to take any action hereunder or under any Basic Document if the Owner Trustee shall have reasonably determined, or shall have been advised by counsel, that such action is likely to result in liability on the part of the Owner Trustee or is contrary to the terms hereof or of any Basic Document or is otherwise contrary to law.

                (c) Whenever the Owner Trustee is unable to decide between alternative courses of action permitted or required by the terms of this Agreement or any Basic Document, the Owner Trustee shall promptly give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction as to the course of action to be adopted, and to the extent the Owner Trustee acts in good faith in accordance with any written instruction of the Certificateholder received, the Owner Trustee shall not be liable on account of such action to any Person. If the Owner Trustee shall not have received appropriate instruction within ten days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

                (d) In the event that the Owner Trustee is unsure as to the application of any provision of this Agreement or any Basic Document or any such provision is ambiguous as to its application, or is, or appears to be, in conflict with any other applicable provision, or in the event that this Agreement permits any determination by the Owner Trustee or is silent or is incomplete as to the course of action that the Owner Trustee is required to take with respect to a particular set of facts, the Owner Trustee may give notice (in such form as shall be appropriate under the circumstances) to the Certificateholder requesting instruction and, to the extent that the Owner Trustee acts or refrains from acting in good faith in accordance with any such instruction received, the Owner Trustee shall not be liable, on account of such action or inaction, to any

Person. If the Owner Trustee shall not have received appropriate instruction within 10 days of such notice (or within such shorter period of time as reasonably may be specified in such notice or may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action, not inconsistent with this Agreement or the Basic Documents, as it shall deem to be in the best interests of the Certificateholder, and shall have no liability to any Person for such action or inaction.

                Section 5.4 No Duties Except as Specified in this Agreement or in Instructions. The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register, record, sell, dispose of, or otherwise deal with the Owner Trust Estate, or to otherwise take or refrain from taking any action under, or in connection with, any document contemplated hereby to which the Owner Trustee is a party, except as expressly provided by the terms of this Agreement or in any document or written instruction received by the Owner Trustee pursuant to Section 5.3; and no implied duties or obligations shall be read into this Agreement or any Basic Document against the Owner Trustee. The Owner Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to prepare or file any Commission filing (including any filings required pursuant to the Sarbanes-Oxley Act of 2002 or any rule or regulation promulgated thereunder) for the Trust or to record this Agreement or any Basic Document. The Owner Trustee nevertheless agrees that it will, at its own cost and expense, promptly take all action as may be necessary to discharge any Liens on any part of the Owner Trust Estate that result from actions by, or claims against, the Owner Trustee (solely in its individual capacity) and that are not related to the ownership or the administration of the Owner Trust Estate.

                Section 5.5 No Action Except under Specified Documents or Instructions. The Owner Trustee shall not manage, control, use, sell, dispose of or otherwise deal with any part of the Owner Trust Estate except (i) in accordance with the powers granted to and the authority conferred upon the Owner Trustee pursuant to this Agreement, (ii) in accordance with the Basic Documents and (iii) in accordance with any document or instruction delivered to the Owner Trustee pursuant to Section 5.3.

                Section 5.6 Restrictions. The Owner Trustee shall not take any action (a) that is inconsistent with the purposes of the Trust set forth in
Section 2.3 or (b) that, to the actual knowledge of the Owner Trustee, would result in the Trust's becoming taxable as a corporation for Federal income tax purposes. The Certificateholder shall not direct the Owner Trustee to take action that would violate the provisions of this Section.

                                   ARTICLE VI

                          Concerning the Owner Trustee

                Section 6.1 Acceptance of Trusts and Duties. The Owner Trustee accepts the trusts hereby created and agrees to perform its duties hereunder with respect to such trusts but only upon the terms of this Agreement. The Owner Trustee also agrees to disburse all moneys actually received by it constituting part of the Owner Trust Estate upon the terms of the Basic Documents and this Agreement. The Owner Trustee shall not be answerable or accountable hereunder or under any Basic Document under any circumstances, except (i) for its own willful misconduct, bad faith or negligence, (ii) in the case of the inaccuracy of any representation or warranty contained in Section 6.3 expressly made by the Owner Trustee, (iii) for liabilities arising from the failure of the Owner Trustee to perform obligations expressly undertaken by it in the last sentence of Section 5.4 hereof, (iv) for any investments issued by the Owner Trustee or any branch or affiliate thereof in its commercial capacity or (v) for taxes, fees or other charges on, based on or measured by, any fees, commissions or compensation received by the Owner Trustee. In particular, but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

                (a) the Owner Trustee shall not be liable for any error of judgment made by a Responsible Officer of the Owner Trustee (except in the case of willful misconduct, bad faith or negligence);

                (b) the Owner Trustee shall not be liable with respect to any action taken or omitted to be taken by it in accordance with the instructions of the Servicer or the Certificateholder;

                (c) no provision of this Agreement or any Basic Document shall require the Owner Trustee to expend or risk funds or otherwise incur any financial liability in the performance of any of its rights or powers hereunder or under any Basic Document if the Owner Trustee shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

                (d) under no circumstances shall the Owner Trustee be liable for indebtedness evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

                (e) the Owner Trustee shall not be responsible for or in respect of the validity or sufficiency of this Agreement or for the due execution hereof by the Depositor or for the form, character, genuineness, sufficiency, value or validity of any of the Owner Trust Estate or for or in respect of the validity or sufficiency of the Basic Documents, other than the certificate of authentication on the Certificate, and the Owner Trustee shall in no event assume or incur any liability, duty or obligation to the Trustee, Trust Collateral Agent, any Noteholder or to any Certificateholder, other than as expressly provided for herein and in the Basic Documents;

                (f) the Owner Trustee shall not be liable for the default or misconduct of the Trustee, the Trust Collateral Agent or the Servicer under any of the Basic Documents or otherwise and the Owner Trustee shall have no obligation or liability to perform the obligations under this Agreement or the Basic Documents that are required to be performed by the Trustee under the Indenture or the Trust Collateral Agent or the Servicer under the Sale and Servicing Agreement; and

                (g) the Owner Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or otherwise or in relation to this Agreement or any Basic Document, at the request, order or direction of the Certificateholder, unless the Certificateholder has offered to the Owner Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities that may be incurred by the Owner Trustee therein or thereby. The right of the Owner Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty, and the Owner Trustee shall not be answerable for other than its negligence, bad faith or willful misconduct in the performance of any such act.

                Section 6.2 Furnishing of Documents. The Owner Trustee shall furnish to the Certificateholder promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Owner Trustee under the Basic Documents.

                Section 6.3 Representations and Warranties. The Owner Trustee hereby represents and warrants to the Depositor and the Holder, that:

                (a) It is a Delaware banking corporation, duly organized and validly existing in good standing under the laws of the State of Delaware. It has all requisite corporate power and authority to execute, deliver and perform its obligations under this Agreement.

                (b) It has taken all corporate action necessary to authorize the execution and delivery by it of this Agreement, and this Agreement will be executed and delivered by one of its officers who is duly authorized to execute and deliver this Agreement on its behalf.

                (c) Neither the execution nor the delivery by it of this Agreement, nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the terms or provisions hereof will contravene any federal or Delaware state law, governmental rule or regulation governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or constitute any default under its charter documents or by-laws or any indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound.

                (d) The Agreement has been, or, when executed and delivered will have been, duly authorized, validly executed and delivered by the Owner Trustee and constitutes, a valid and binding agreement of the Owner Trustee, enforceable against the Owner Trustee in accordance with its terms, except to the extent that enforceability may (A) be subject to insolvency, reorganization, moratorium, or other similar laws, regulations or procedures of general applicability now or hereinafter in effect relating to or affecting creditor's rights generally and (B) be limited by general principles of equity (whether considered in a proceeding at law or in equity).

                Section 6.4     Reliance; Advice of Counsel

                (a) The Owner Trustee shall incur no liability to anyone in acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties. The Owner Trustee may accept a certified copy of a resolution of the board of directors or other governing body of any corporate party as conclusive evidence that such resolution has been duly adopted by such body and that the same is in full force and effect. As to any fact or matter the method of the determination of which is not specifically prescribed herein, the Owner Trustee may for all purposes hereof rely on a certificate, signed by the president or any vice president or by the treasurer, secretary or other authorized officers of the relevant party, as to such fact or matter, and such certificate shall constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

                (b) In the exercise or administration of the trusts hereunder and in the performance of its duties and obligations under this Agreement or the Basic Documents, the Owner Trustee (i) may act directly or through its agents or attorneys pursuant to agreements entered into with any of them, and the Owner Trustee shall not be liable for the conduct or misconduct of such agents or attorneys if such agents or attorneys shall have been selected by the Owner Trustee with reasonable care, and (ii) may consult with counsel, accountants and other skilled persons to be selected with reasonable care and employed by it. The Owner Trustee shall not be liable for anything done, suffered or omitted in good faith by it in accordance with the written opinion or advice of any such counsel, accountants or other such persons and according to such opinion not contrary to this Agreement or any Basic Document.

                Section 6.5 Not Acting in Individual Capacity. Except as provided in this Article VI, in accepting the trust hereby created Wilmington Trust Company acts solely as Owner Trustee hereunder and not in its individual capacity and all Persons having any claim against the Owner Trustee by reason of the transactions contemplated by this Agreement or any Basic Document shall look only to the Owner Trust Estate for payment or satisfaction thereof.

                Section 6.6 Owner Trustee Not Liable for Certificate or Receivables. The recitals contained herein and in the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) shall be taken as the statements of the Depositor and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Agreement, of any Basic Document or of the Certificate (other than the signature and countersignature of the Owner Trustee on the Certificate) or the Notes, or of any Receivable or related documents. The Owner Trustee shall at no time have any responsibility or liability for or with respect to the legality, validity and enforceability of any Receivable, or the perfection and priority of any security interest created by any Receivable in any Financed Vehicle or the maintenance of any such perfection and priority, or for or with respect to the sufficiency of the Owner Trust Estate or its ability to generate the payments to be distributed to Certificateholder under this Agreement or the Noteholders under the Indenture, including, without limitation: the existence, condition and ownership of any Financed Vehicle; the existence and enforceability of any insurance thereon; the existence and contents of any Receivable on any computer or other record thereof; the validity of the assignment of any Receivable to the Trust or of any intervening assignment; the completeness of any Receivable; the performance or enforcement of any Receivable; the compliance by the Depositor, the Servicer or any other Person with any warranty or representation made under any Basic Document or in any related document or the accuracy of any such warranty or representation or any action of the Trustee or the Servicer or any subservicer taken in the name of the Owner Trustee.

                Section 6.7 Owner Trustee May Own Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of the Notes and may deal with the Depositor, the Trustee and the Servicer in banking transactions with the same rights as it would have if it were not Owner Trustee.

                Section 6.8 Payments from Owner Trust Estate. All payments to be made by the Owner Trustee under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party shall be made only from the income and proceeds of the Owner Trust Estate and only to the extent that the Owner Trustee shall have received income or proceeds from the Owner Trust Estate to make such payments in accordance with the terms hereof. Wilmington Trust Company, or any successor thereto, in its individual capacity, shall not be liable for any amounts payable under this Agreement or any of the Basic Documents to which the Trust or the Owner Trustee is a party.

                Section 6.9 Doing Business in Other Jurisdictions. Notwithstanding anything contained herein to the contrary, neither Wilmington Trust Company or any successor thereto, nor the Owner Trustee shall be required to take any action in any jurisdiction other than in the State of Delaware if the taking of such action will, even after the appointment of a co-trustee or separate trustee in accordance with Section 9.5 hereof, (i) require the consent or approval or authorization or order of or the giving of notice to, or the registration with or the taking of any other action in respect of, any state or other governmental authority or agency of any jurisdiction other than the State of Delaware; (ii) result in any fee, tax or other governmental charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company (or any successor thereto); or (iii) subject Wilmington Trust Company (or any successor thereto) to personal jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the consummation of the transactions by Wilmington Trust Company (or any successor thereto) or the Owner Trustee, as the case may be, contemplated hereby.

                                   ARTICLE VII

                          Compensation of Owner Trustee

                Section 7.1 Owner Trustee's Fees and Expenses. The Owner Trustee shall receive as compensation for its services hereunder such fees as have been separately agreed upon before the date hereof between AmeriCredit and the Owner Trustee, and the Owner Trustee shall be entitled to be reimbursed by the Depositor for its other reasonable expenses hereunder, including the reasonable compensation, expenses and disbursements of such agents, representatives, experts and counsel as the Owner Trustee may employ in connection with the exercise and performance of its rights and its duties hereunder and under the Basic Documents. AmeriCredit Corp. shall be jointly and severally liable for the fees and expenses owing to the Owner Trustee under this
Section 7.1.

                Section 7.2 Indemnification. The Depositor shall be liable as primary obligor for, and shall indemnify the Owner Trustee and its officers, directors, successors, assigns, agents and servants (collectively, the "Indemnified Parties") from and against, any and all liabilities, obligations, losses, damages, taxes, claims, actions and suits, and any and all reasonable costs, expenses and disbursements (including reasonable legal fees and expenses) of any kind and nature whatsoever (collectively, "Expenses") which may at any time be imposed on, incurred by, or asserted against the Owner Trustee or any Indemnified Party in any way relating to or arising out of this Agreement, the Basic Documents, the Owner Trust Estate, the administration of the Owner Trust Estate or the action or inaction of the Owner Trustee hereunder, except only that the Depositor shall not be liable for or required to indemnify the Owner Trustee from and against Expenses arising or resulting from any of the matters described in the third sentence of Section 6.1. The indemnities contained in this Section and the rights under Section 7.1 shall survive the resignation or termination of the Owner Trustee or the termination of this Agreement. In any event of any claim, action or proceeding for which indemnity will be sought pursuant to this Section, the Owner Trustee's choice of legal counsel shall be subject to the approval of the Depositor which approval shall not be unreasonably withheld. AmeriCredit Corp. shall be jointly and severally liable for the indemnification duties and obligations of the Depositor which are described in this Section 7.2.

                Section 7.3 Payments to the Owner Trustee. Any amounts paid to the Owner Trustee pursuant to this Article VII shall be deemed not to be a part of the Owner Trust Estate immediately after such payment.

                Section 7.4 Non-recourse Obligations. Notwithstanding anything in this Agreement or any Basic Document, the Owner Trustee agrees in its individual capacity and in its capacity as Owner Trustee for the Trust that all obligations of the Trust to the Owner Trustee individually or as Owner Trustee for the Trust shall be with recourse to the Owner Trust Estate only and specifically shall be without recourse to the assets of the Holder.

                                  ARTICLE VIII

                         Termination of Trust Agreement

                Section 8.1     Termination of Trust Agreement.

                (a) This Agreement and the Trust shall terminate in accordance with Section 3808 of the Statutory Trust Statute and be of no further force or effect upon the latest of (i) the maturity or other liquidation of the last Receivable (including the purchase by the Servicer at its option or by the Seller at its option of the corpus of the Trust as described in Section 10.1 of the Sale and Servicing Agreement) and the subsequent distribution of amounts in respect of such Receivables as provided in the Basic Documents, or (ii) the payment to the Certificateholder of all amounts required to be paid to it pursuant to this Agreement; provided, however, that the rights to indemnification under Section 7.2 and the rights under Section 7.1 shall survive the termination of the Trust. The Seller or the Servicer shall promptly notify the Owner Trustee of any prospective termination pursuant to this Section. The bankruptcy, liquidation, dissolution, death or incapacity of the Certificateholder, shall not (x) operate to terminate this Agreement or the Trust, nor (y) entitle the Certificateholder's legal representatives or heirs to claim an accounting or to take any action or proceeding in any court for a partition or winding up of all or any part of the Trust or Owner Trust Estate nor (z) otherwise affect the rights, obligations and liabilities of the parties hereto.

                (b) Neither the Depositor nor the Certificateholder shall be entitled to revoke or terminate the Trust.

                (c) Notice of any termination of the Trust, specifying the Distribution Date upon which the Certificateholder shall surrender the Certificate to the Trust Collateral Agent for payment of the final distribution and cancellation, shall be given by the Owner Trustee by letter to the Certificateholder mailed within five Business Days of receipt of notice of such termination from the Servicer given pursuant to Section 10.1(c) of the Sale and Servicing Agreement, stating (i) the Distribution Date upon or with respect to which final payment of the Certificate shall be made upon presentation and surrender of the Certificate at the office of the Trust Collateral Agent therein designated, (ii) the amount of any such final payment, (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments being made only upon presentation and surrender of the Certificate at the office of the Trust Collateral Agent therein specified and (iv) interest will cease to accrue on the Certificate. The Owner Trustee shall give such notice to the Trust Collateral Agent at the time such notice is given to the Certificateholder. Upon presentation and surrender of the Certificate, the Trust Collateral Agent shall cause to be distributed to the Certificateholder amounts distributable on such Distribution Date pursuant to Section 5.7 of the Sale and Servicing Agreement.

                In the event that the Certificateholder shall not surrender the Certificate for cancellation within six months after the date specified in the above mentioned written notice, the Owner Trustee shall give a second written notice to the Certificateholder to surrender the Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Certificate shall not have been surrendered for cancellation, the Owner Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Certificateholder concerning surrender of its Certificate, and the cost thereof shall be paid out of the funds and other assets that shall remain subject to this Agreement. Any funds remaining in the Trust after exhaustion of such remedies shall be distributed, subject to applicable escheat laws, by the Owner Trustee to the Holder.

                (d) Upon the completion of the winding up of the Trust in accordance with Section 3808 of the Statutory Trust Statute and its termination, the Owner Trustee shall cause the Certificate of Trust to be canceled by filing a certificate of cancellation with the Secretary of State in accordance with the provisions of Section 3810 of the Statutory Trust Statute.

                                   ARTICLE IX

             Successor Owner Trustees and Additional Owner Trustees

                Section 9.1 Eligibility Requirements for Owner Trustee. The Owner Trustee shall at all times be a corporation (i) satisfying the provisions of Section 3807(a) of the Statutory Trust Statute; (ii) authorized to exercise corporate trust powers; and (iii) having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authorities. If such corporation shall publish reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of this Section, the Owner Trustee shall resign immediately in the manner and with the effect specified in Section 9.2.

                Section 9.2 Resignation or Removal of Owner Trustee. The Owner Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice thereof to the Depositor and the Servicer. Upon receiving such notice of resignation, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Owner Trustee and one copy to the successor Owner Trustee. If no successor Owner Trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation, the resigning Owner Trustee or the Certificateholder may petition any court of competent jurisdiction for the appointment of a successor Owner Trustee.

                If at any time the Owner Trustee shall cease to be eligible in accordance with the provisions of Section 9.1 and shall fail to resign after written request therefor by the Depositor, or if at any time the Owner Trustee shall be legally unable to act, or shall be adjudged bankrupt or insolvent, or a receiver of the Owner Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Depositor may remove the Owner Trustee. If the Depositor shall remove the Owner Trustee under the authority of the immediately preceding sentence, the Depositor shall promptly appoint a successor Owner Trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor Owner Trustee and payment of all fees owed to the outgoing Owner Trustee.

                Any resignation or removal of the Owner Trustee and appointment of a successor Owner Trustee pursuant to any of the provisions of this Section shall not become effective until acceptance of appointment by the successor Owner Trustee pursuant to Section 9.3 and payment of all fees and expenses owed to the outgoing Owner Trustee. The Depositor shall provide notice of such resignation or removal of the Owner Trustee to each of the Rating Agencies.

                Section 9.3 Successor Owner Trustee. Any successor Owner Trustee appointed pursuant to Section 9.2 shall execute, acknowledge and deliver to the Depositor, the Servicer and to its predecessor Owner Trustee an instrument accepting such appointment under this Agreement, and thereupon the resignation or removal of the predecessor Owner Trustee shall become effective and such successor Owner Trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor under this Agreement, with like effect as if originally named as Owner Trustee. The predecessor Owner Trustee shall upon payment of its fees and expenses deliver to the successor Owner Trustee all documents and statements and monies held by it under this Agreement; and the Depositor and the predecessor Owner Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor Owner Trustee all such rights, powers, duties and obligations.

                No successor Owner Trustee shall accept appointment as provided in this Section unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.1.

                Upon acceptance of appointment by a successor Owner Trustee pursuant to this Section, the Servicer shall mail notice of the successor of such Owner Trustee to the Certificateholder, the Trustee, the Noteholders and the Rating Agencies. If the Servicer shall fail to mail such notice within 10 days after acceptance of appointment by the successor Owner Trustee, the successor Owner Trustee shall cause such notice to be mailed at the expense of the Servicer.

                Section 9.4 Merger or Consolidation of Owner Trustee. Any corporation into which the Owner Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Owner Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Owner Trustee, shall be the successor of the Owner Trustee hereunder, provided such corporation shall be eligible pursuant to Section 9.1, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, further, that the Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

                Section 9.5 Appointment of Co-Trustee or Separate Trustee. Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Owner Trust Estate or any Financed Vehicle may at the time be located, the Servicer and the Owner Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Owner Trustee to act as co-trustee, jointly with the Owner Trustee, or separate trustee or separate trustees, of all or any part of the Owner Trust Estate, and to vest in such Person, in such capacity, such title to the Trust, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Servicer and the Owner Trustee may consider necessary or desirable. If the Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, the Owner Trustee shall have the power to make such appointment. No co-trustee or separate trustee under this Agreement shall be required to meet the terms of eligibility as a successor trustee pursuant to Section 9.1 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.3.

                Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

                        (i) all rights, powers, duties and obligations conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Owner Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed, the Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Owner Trustee;

                        (ii) no trustee under this Agreement shall be personally liable by reason of any act or omission of any other trustee under this Agreement; and

                        (iii) the Servicer and the Owner Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

                Any notice, request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Owner Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Owner Trustee. Each such instrument shall be filed with the Owner Trustee and a copy thereof given to the Servicer.

                Any separate trustee or co-trustee may at any time appoint the Owner Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Owner Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

                                    ARTICLE X

                                  Miscellaneous

                Section 10.1    Supplements and Amendments.

                (a) This Agreement may be amended by the Depositor and the Owner Trustee, and with prior written notice to the Rating Agencies, without the consent of any of the Noteholders or the Certificateholder, (i) to cure any ambiguity or defect or (ii) to correct, supplement or modify any provisions in this Agreement; provided, however, that such action shall not, as evidenced by an Opinion of Counsel which may be based upon a certificate of the Servicer, adversely affect in any material respect the interests of any Noteholder or Certificateholder.

                (b) This Agreement may also be amended from time to time by the Depositor and the Owner Trustee, with prior written notice to the Rating Agencies, to the extent such amendment materially and adversely affects the interests of the Noteholders, with the consent of the Noteholders evidencing not less than a majority of the Outstanding Amount of the Notes, and the consent of the Certificateholder (which consent of any Holder of a Certificate or Note given pursuant to this Section or pursuant to any other provision of this Agreement shall be conclusive and binding on such Holder) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Noteholders or the Certificateholder; provided, however, that no such amendment shall (a) increase or reduce in any manner the amount of, or accelerate or delay the timing of, collections of payments on Receivables or distributions that shall be required to be made for the benefit of the Noteholders or the Certificateholder or (b) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes and the Certificateholder.

                Promptly after the execution of any such amendment or consent, the Owner Trustee shall furnish written notification of the substance of such amendment or consent to the Certificateholder, the Trustee and each of the Rating Agencies.

                It shall not be necessary for the consent of Certificateholder, the Noteholders or the Trustee pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents (and any other consents of the Certificateholder provided for in this Agreement or in any other Basic Document) and of evidencing the authorization of the execution thereof by Certificateholder shall be subject to such reasonable requirements as the Owner Trustee may prescribe. Promptly after the execution of any amendment to the Certificate of Trust, the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

                Prior to the execution of any amendment to this Agreement or the Certificate of Trust, the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee may, but shall not be obligated to, enter into any such amendment which affects the Owner Trustee's own rights, duties or immunities under this Agreement or otherwise.

                Section 10.2 No Legal Title to Owner Trust Estate in Certificateholder. The Certificateholder shall not have legal title to any part of the Owner Trust Estate. The Certificateholder shall be entitled to receive distributions in accordance with Article VIII. No transfer, by operation of law or otherwise, of any right, title or interest of the Certificateholder to and in its ownership interest in the Owner Trust Estate shall operate to terminate this Agreement or the trust hereunder or entitle any transferee to an accounting or to the transfer to it of legal title to any part of the Owner Trust Estate.

                Section 10.3 Limitations on Rights of Others. The provisions of this Agreement are solely for the benefit of the Owner Trustee, the Depositor, the Certificateholder, the Servicer and, to the extent expressly provided herein, the Trustee and the Noteholders, and nothing in this Agreement, whether express or implied, shall be construed to give to any other Person any legal or equitable right, remedy or claim in the Owner Trust Estate or under or in respect of this Agreement or any covenants, conditions or provisions contained herein.

                Section 10.4    Notices.

                (a) Unless otherwise expressly specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt personally delivered, delivered by overnight courier or mailed first class mail or certified mail, in each case return receipt requested, and shall be deemed to have been duly given upon receipt, if to the Owner Trustee, addressed to the Corporate Trust Office; if to the Depositor, addressed to AFS SenSub Corp., 2265B Renaissance Drive, Suite 17, Las Vegas, Nevada 89119,
Attention: Chief Financial Officer, with a copy to AFS SenSub Corp., c/o AmeriCredit Financial Services, Inc., 801 Cherry Street, Suite 3900, Fort Worth, Texas 76102, Attention: Chief Financial Officer; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party.

                (b) Any notice required or permitted to be given to a Certificateholder shall be given by first-class mail, postage prepaid, at the address of the Holder. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

                Section 10.5 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

                Section 10.6 Separate Counterparts. This Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

                Section 10.7 Assignments. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns.

                Section 10.8 No Recourse. The Certificateholder by accepting a Certificate acknowledges that the Certificate represents a beneficial interest in the Trust only and does not represent interests in or obligations of the Seller, the Servicer, the Owner Trustee, the Trustee or any Affiliate thereof and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated in this Agreement, the Certificate or the Basic Documents.

                Section 10.9 Headings. The headings of the various Articles and Sections herein are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

                Section 10.10 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                Section 10.11 Servicer. The Servicer is authorized to prepare, or cause to be prepared, execute and deliver on behalf of the Trust all such documents, reports, filings, instruments, certificates and opinions as it shall be the duty of the Trust or Owner Trustee to prepare, file or deliver pursuant to the Basic Documents. Upon written request, the Owner Trustee shall execute and deliver to the Servicer a limited power of attorney appointing the Servicer as the Trust's agent and attorney-in-fact to prepare, or cause to be prepared, execute and deliver all such documents, reports, filings, instruments, certificates and opinions.

                Section 10.12 Nonpetition Covenants. Notwithstanding any prior termination of this Agreement, the Certificateholder shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to the Trust, acquiesce, petition or otherwise invoke or cause the Trust to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Trust under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Trust or any substantial part of its property, or ordering the winding up or liquidation of the affairs of the Trust.

                  [Remainder of page intentionally left blank.]

                IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed by their respective officers hereunto duly authorized as of the day and year first above written.

                                        WILMINGTON TRUST COMPANY
                                          Owner Trustee


                                        By:  /s/ Heather L. Williamson
                                             -----------------------------------
                                             Name:  Heather L. Williamson
                                             Title: Financial Services Officer


                                        AFS SENSUB CORP.
                                           Depositor


                                        By:  /s/ Sheli Fitzgerald
                                             -----------------------------------
                                             Name:  Sheli Fitzgerald
                                             Title: Assistant Vice President,
                                                    Structured Finance

ACKNOWLEDGED AND AGREED TO:

AMERICREDIT CORP.,
Solely with respect to Sections 7.1 and 7.2

By:   /s/ Susan B. Sheffield
      ---------------------------------
      Name:  Susan B. Sheffield
      Title: Senior Vice President,
             Structured Finance

                     [Amended and Restated Trust Agreement]

                                                                       EXHIBIT A

NUMBER
R-1

                       SEE REVERSE FOR CERTAIN DEFINITIONS

                      THIS CERTIFICATE IS NOT TRANSFERABLE,
                       EXCEPT UNDER THE LIMITED CONDITIONS
                        SPECIFIED IN THE TRUST AGREEMENT

                                   ----------

                            ASSET BACKED CERTIFICATE

evidencing a beneficial ownership interest in certain distributions of the Trust, as defined below, the property of which includes a pool of retail installment sale contracts secured by new or used automobiles, vans or light duty trucks and sold to the Trust by AFS SenSub Corp.

(THIS CERTIFICATE DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF AFS SENSUB CORP. OR ANY OF ITS AFFILIATES, EXCEPT TO THE EXTENT DESCRIBED BELOW.)

                THIS CERTIFIES THAT AFS SenSub Corp. is the registered owner of a nonassessable, fully-paid, beneficial ownership interest in certain distributions of AmeriCredit Automobile Receivables Trust 2005-1 (the "Trust") formed by AFS SenSub Corp., a Nevada corporation (the "Seller").

                  OWNER TRUSTEE'S CERTIFICATE OF AUTHENTICATION

                This is the Certificate referred to in the within-mentioned Trust Agreement.


                                        WILMINGTON TRUST COMPANY
                                        not in its individual
                                        capacity but solely as
                                        Owner Trustee

                                        by :
                                            ------------------------------------

                                        Authenticating Agent

                                        by:
                                            ------------------------------------

                The Trust was created pursuant to a Trust Agreement dated as of March 15, 2005, as amended and restated as of April 6, 2005 (the "Trust Agreement"), between the Seller and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), a summary of certain of the pertinent provisions of which is set forth below. To the extent not otherwise defined herein, the capitalized terms used herein have the meanings assigned to them in the Trust Agreement.

                This is the duly authorized Certificate designated as "Asset Backed Certificate" (herein called the "Certificate"). Also issued under the Indenture, dated as of April 6, 2005, among the Trust, JPMorgan Chase Bank, National Association, as trustee and trust collateral agent, are seven classes of Notes designated as "Class A-1 3.1425% Asset Backed Notes" (the "Class A-1 Notes"), "Class A-2 3.82% Asset Backed Notes" (the "Class A-2 Notes"), "Class A-3 4.26% Asset Backed Notes" (the "Class A-3 Notes"), "Class B 4.48% Asset Backed Notes" (the "Class B Notes"), "Class C 4.73% Asset Backed Notes" (the "Class C Notes"), "Class D 5.04% Asset Backed Notes" (the "Class D Notes") and "Class E 5.82% Asset Backed Notes" (the "Class E Notes" and together with the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class B Notes, the Class C Notes and the Class D Notes, the "Notes"). This Certificate is issued under and is subject to the terms, provisions and conditions of the Trust Agreement, to which Trust Agreement the holder of this Certificate by virtue of the acceptance hereof assents and by which such holder is bound. The property of the Trust includes a pool of retail installment sale contracts secured by new and used automobiles, vans or light duty trucks (the "Receivables"), all monies due thereunder on or after Cutoff Date, security interests in the vehicles financed thereby, certain bank accounts and the proceeds thereof, proceeds from claims on certain insurance policies and certain other rights under the Trust Agreement and the Sale and Servicing Agreement, all right, to and interest of the Seller in and to the Purchase Agreement dated as of April 6, 2005 among AmeriCredit Financial Services, Inc. and the Seller and all proceeds of the foregoing.

                The holder of this Certificate acknowledges and agrees that its rights to receive distributions in respect of this Certificate are subordinated to the rights of the Noteholders as described in the Sale and Servicing Agreement, the Indenture and the Trust Agreement, as applicable.

                Distributions on this Certificate will be made as provided in the Trust Agreement by the Owner Trustee by wire transfer or check mailed to the Certificateholder without the presentation or surrender of this Certificate or the making of any notation hereon. Except as otherwise provided in the Trust Agreement and notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Owner Trustee of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency maintained for the purpose by the Owner Trustee in the Corporate Trust Office.

                Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual signature, this Certificate shall not entitle the holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                THIS CERTIFICATE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity, has caused this Certificate to be duly executed.

                                        AMERICREDIT AUTOMOBILE RECEIVABLES
                                        TRUST 2005-1

                                        By:  WILMINGTON TRUST COMPANY
                                             not in its individual capacity but
                                             solely as Owner Trustee


Dated:  April 14, 2005                  By:
                                            ------------------------------------

                            (Reverse of Certificate)

                The Certificate does not represent an obligation of, or an interest in, the Seller, the Servicer, the Owner Trustee or any Affiliates of any of them and no recourse may be had against such parties or their assets, except as may be expressly set forth or contemplated herein or in the Trust Agreement, the Indenture or the Basic Documents. In addition, this Certificate is not guaranteed by any governmental agency or instrumentality and is limited in right of payment to certain collections with respect to the Receivables, all as more specifically set forth herein and in the Sale and Servicing Agreement. A copy of each of the Sale and Servicing Agreement and the Trust Agreement may be examined during normal business hours at the principal office of the Seller, and at such other places, if any, designated by the Seller, by any Certificateholder upon written request.

                The Trust Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Seller under the Trust Agreement at any time by the Seller and the Owner Trustee with the consent of the Note Majority and the Certificateholder. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and on all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Trust Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Certificateholder.

                As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies of the Certificate Registrar maintained by the Owner Trustee in the Corporate Trust Office, accompanied by a written instrument of transfer in form satisfactory to the Owner Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon a new Certificate evidencing the same aggregate interest in the Trust will be issued to the designated transferee. The initial Certificate Registrar appointed under the Trust Agreement is Wilmington Trust Company. No service charge will be made for any such registration of transfer or exchange, but the Owner Trustee or the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge payable in connection therewith.

                No sale or transfer of a Trust Certificate shall be permitted (including, without limitation, by pledge or hypothecation), and no such sale or transfer shall be registered by the Certificate Registrar or be effective hereunder, if the sale or transfer thereof increases to more than 99 the sum of the number of Certificateholders.

                The Owner Trustee and any agent of the Owner Trustee may treat the person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Owner Trustee nor any such agent shall be affected by any notice to the contrary.

                The obligations and responsibilities created by the Trust Agreement and the Trust created thereby shall terminate upon the payment to the Certificateholder of all amounts required to be paid to it pursuant to the Trust Agreement and the Sale and Servicing Agreement and the disposition of all property held as part of the Trust. The Seller or the Servicer of the Receivables may at its option purchase the corpus of the Trust at a price specified in the Sale and Servicing Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Certificate; however, such right of purchase is exercisable, subject to certain restrictions, only as of the last day of any Collection Period as of which the Pool Balance is 10% or less of the Original Pool Balance.

                The Certificate may not be acquired by (a) an employee benefit plan (as defined in Section 3(3) of ERISA) that is subject to the provisions of Title I of ERISA, (b) a plan (as defined in Section 4975(e)(1) of the Code) that is subject to subject to Section 4975 or (c) any entity whose underlying assets include assets of a plan described in (a) or (b) above by reason of such plan's investment in the entity (each, a "Benefit Plan"). By accepting and holding this Certificate, the Holder hereof shall be deemed to have represented and warranted that it is not a Benefit Plan.

                The recitals contained herein shall be taken as the statements of the Depositor or the Servicer, as the case may be, and the Owner Trustee assumes no responsibility for the correctness thereof. The Owner Trustee makes no representations as to the validity or sufficiency of this Certificate or of any Receivable or related document.

Unless the certificate of authentication hereon shall have been executed by an authorized officer of the Owner Trustee, by manual or facsimile signature, this Certificate shall not entitle the Holder hereof to any benefit under the Trust Agreement or the Sale and Servicing Agreement or be valid for any purpose.

                                   ASSIGNMENT

                FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY
OR OTHER IDENTIFYING NUMBER
OF ASSIGNEE

_______________________________________________________________________________
(Please print or type name and address, including postal zip code, of assignee)

_______________________________________________________________________________
the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing

______________________________ Attorney to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.


Dated:                                  -----------------------------------*
                                        Signature


Guaranteed:                             ----------------------------------*


----------
* NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Certificate Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Certificate Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                    EXHIBIT B

                                     FORM OF

                              CERTIFICATE OF TRUST

                                       OF

                 AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-1

                THIS Certificate of Trust of AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2005-1 (the "Trust") is being duly executed and filed on behalf of the Trust by the undersigned, as trustee, to form a statutory trust under the Delaware Statutory Trust Act (12 Del. C. Section 3801 et seq.) (the "Act").

                1. Name. The name of the statutory trust formed by this Certificate of Trust is "AmeriCredit Automobile Receivables Trust 2005-1".

                2. Delaware Trustee. The name and business address of the trustee of the Trust in the State of Delaware is Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001.

                3. Effective Date. This Certificate of Trust shall be effective upon filing.

                IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Trust in accordance with Section 3811(a)(1) of the Act.

                                        WILMINGTON TRUST COMPANY, not in its
                                        individual capacity but solely as
                                        trustee of the Trust


                                        By:
                                             -----------------------------------
                                             Name:
                                             Title:

                                       B-1